Exhibit 99.2 Second Quarter 2020 Earnings Conference Call NYSE: CVA July 30, 2020

Cautionary Statements All information included in this earnings presentation is based on continuing operations, unless otherwise noted. Forward-Looking Statements Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission (“SEC”), all as may be amended from time to time. Such forward- looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Covanta Holding Corporation and its subsidiaries (“Covanta”) or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward-looking language, such as the words “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “may,” “will,” “would,” “could,” “should,” “seeks,” or “scheduled to,” or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Covanta cautions investors that any forward-looking statements made by Covanta are not guarantees or indicative of future performance. Important assumptions and other important factors, risks and uncertainties that could cause actual results to differ materially from those forward-looking statements with respect to Covanta include, but are not limited to: the risks and uncertainties affecting Covanta's business described in periodic securities filings by Covanta with the SEC. Important factors, risks, and uncertainties that could cause actual results of Covanta and the JV to differ materially from those forward-looking statements include, but are not limited to: seasonal or long-term fluctuations in the prices of energy, waste disposal, scrap metal and commodities, and Covanta's ability to renew or replace expiring contracts at comparable prices and with other acceptable terms; adoption of new laws and regulations in the United States and abroad, including energy laws, tax laws, environmental laws, labor laws and healthcare laws; advances in technology; difficulties in the operation of our facilities, including fuel supply and energy delivery interruptions, failure to obtain regulatory approvals, equipment failures, labor disputes and work stoppages, and weather interference and catastrophic events; failure to maintain historical performance levels at Covanta's facilities and Covanta's ability to retain the rights to operate facilities Covanta does not own; Covanta's and the joint ventures ability to avoid adverse publicity or reputational damage relating to its business; difficulties in the financing, development and construction of new projects and expansions, including increased construction costs and delays; Covanta's ability to realize the benefits of long-term business development and bear the costs of business development over time; Covanta's ability to utilize net operating loss carryforwards; limits of insurance coverage; Covanta's ability to avoid defaults under its long-term contracts; performance of third parties under its contracts and such third parties' observance of laws and regulations; concentration of suppliers and customers; geographic concentration of facilities; increased competitiveness in the energy and waste industries; changes in foreign currency exchange rates; limitations imposed by Covanta's existing indebtedness and its ability to perform its financial obligations and guarantees and to refinance its existing indebtedness; exposure to counterparty credit risk and instability of financial institutions in connection with financing transactions; the scalability of its business; restrictions in its certificate of incorporation and debt documents regarding strategic alternatives; failures of disclosure controls and procedures and internal controls over financial reporting; Covanta's and the joint ventures ability to attract and retain talented people; general economic conditions in the United States and abroad, including the availability of credit and debt financing; and other risks and uncertainties affecting Covanta's businesses described in periodic securities filings by Covanta with the SEC. In addition, the current COVID-19 pandemic is significantly impacting the national and global economy and commodity and financial markets. The full extent and impact of the pandemic is unknown and to date has included extreme volatility in financial and commodity markets, a significant slowdown in economic activity, and has raised the prospect of a global recession. The public and private sector response has led to significant restrictions on travel, temporary business closures, quarantines, global stock market volatility and a general reduction in consumer and construction activity globally. Matters outside our control have affected our business and operations and may or may continue to: limit travel of Company representatives to our business units domestically and internationally; adversely affect the health and welfare of our personnel; reduce the volume of waste materials into our facilities and/or the price at which we are able to attract such materials; or prevent important vendors and contractors from performing normal and contracted activities. If significant portions of our workforce are unable to work effectively, including because of illness, quarantines, government actions, travel restrictions, facility closures, social distancing requirements or other restrictions in connection with the pandemic, our operations could be materially impacted. It is possible that the continued spread of COVID-19 could also further cause disruption in our supply chains, adversely affect our business partners, delay our construction activities or cause other unpredictable events. Although Covanta believes that its plans, cost estimates, returns on investments, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any forward-looking statements. Covanta's and the joint ventures future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and Covanta does not have, or undertake, any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law. Note: All estimates with respect to future periods are as of July 30, 2020. Covanta does not have or undertake any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law. Discussion of Non-GAAP Financial Measures We use a number of different financial measures, both United States generally accepted accounting principles (“GAAP”) and non-GAAP, in assessing the overall performance of our business. To supplement our assessment of results prepared in accordance with GAAP, we use the measures of Adjusted EBITDA and Free Cash Flow which are non-GAAP measures as defined by the Securities and Exchange Commission. The non-GAAP financial measures of Adjusted EBITDA and Free Cash Flow as described below, and used in this release, are not intended as a substitute or as an alternative to net income or cash flow provided by operating activities as indicators of our performance or liquidity or any other measures of performance or liquidity derived in accordance with GAAP. In addition, our non-GAAP financial measures may be different from non-GAAP measures used by other companies, limiting their usefulness for comparison purposes. The presentations of Adjusted EBITDA and Free Cash Flow are intended to enhance the usefulness of our financial information by providing measures which management internally use to assess and evaluate the overall performance of its business and those of possible acquisition or divestiture candidates, and highlight trends in the overall business. Note: Throughout this presentation, certain amounts may not total due to rounding. 2 July 30, 2020

Business Update ü Strong Q2 results ◦ Adjusted EBITDA of $96 million ◦ Free Cash Flow of $62 million ü Waste markets recovering from initial pandemic levels ◦ Improving MSW volumes under core contracts reducing spot MSW needs ◦ WtE profiled waste and environmental services recovering with industrial activity ü Navigating challenging operating environment ◦ No material disruptions to operations, but incurring additional costs ◦ Revised maintenance schedule with shift towards second half ◦ Previously announced cost reduction program on track ü Key long-term value and sustainability drivers intact ◦ Secular trends of declining landfill disposal capacity and growing demand for sustainable solutions ◦ Metals recovery and ash reuse ◦ UK project development pipeline, with initial operations commencing in 2022 3 July 30, 2020

COVID-19 Financial Impacts 4 July 30, 2020

Revenue: Q2 2020 vs. Q2 2019 (Unaudited) 1) Includes waste and service revenue, energy and metals volume, metals processing, wholesale energy load serving, and construction activity. 5 July 30, 2020

Adjusted EBITDA: Q2 2020 vs. Q2 2019 (Unaudited) 1) Includes waste and service revenue, energy and metals volume, metals processing, wholesale energy load serving, plant operating costs, construction activity, insurance proceeds, and overhead. 2) Energy price includes capacity payments and all RECs. 6 July 30, 2020

Free Cash Flow: Q2 2020 vs. Q2 2019 (Unaudited) 1) Includes capital type expenditures at client owned facilities. 7 July 30, 2020

Growth Investment Outlook FY 2020 (Unaudited, in millions) YTD 2020 FY 2019 Estimate Total Ash Processing System $8 $9 ~$15 New York City MTS contract - 19 - Other organic growth investments (1) 1 13 1 Acquisitions - (2) - International developments (2) 10 17 10 - 15 Total growth investments $19 $56 $25 - $30 Proceeds from asset sales (3) $3 $28 $3 Note: 2020 outlook for acquisitions, UK investments and proceeds from asset sales to be updated as transactions are completed. 1) Organic growth programs are focused primarily on growing waste, energy, and metal revenue generated by our existing assets. 2) Includes early site work in UK, Protos land, and investments in Earls Gate, Newhurst and Zhao County, net of third-party project equity collateralized loan for Zhao County. 3) Includes gross cash received for sales and premiums/development fees received for development projects. 8 July 30, 2020

Capitalization Summary (Face value; unaudited, in millions) 6/30/2020 12/31/2019 12/31/2018 Cash and cash equivalents $39 $37 $58 Corporate debt: Secured $680 $659 $671 Unsecured 1,744 1,744 1,694 Total corporate debt $2,424 $2,403 $2,365 Project debt 126 131 150 Total debt $2,550 $2,534 $2,515 Net debt (1) $2,507 $2,483 $2,438 Stockholders’ equity $280 $376 $487 Credit Ratios: Consolidated leverage ratio (1) 6.0x 6.1x 5.6x Senior Credit Facility Leverage Ratio (2) 2.2x 2.2x 2.2x 1) Consolidated Leverage Ratio is equal to net debt, calculated as total principal amount of debt outstanding less cash and cash equivalents, debt service principal-related restricted funds ($1 million at June 30, 2020) and escrowed construction financing proceeds ($3 million at June 30, 2020), divided by Adjusted EBITDA, excluding Dublin project proportional Adjusted EBITDA but including dividends from the Dublin project. 2) Leverage ratio as calculated for senior credit facility covenant. Effectively represents leverage at Covanta Energy, LLC and subsidiaries and ratio is pro forma for acquisitions. 9 July 30, 2020

Appendix 10 July 30, 2020

Waste Update (Unaudited) • Q2 2020 revenue drivers vs. Q2 2019: (in millions, except price) Q2 2020 Q2 2019 2020E ▪ Same store WtE tip fee revenue: Waste & Service Revenue: ◦ Price lower by $1 million WtE tip fees $158 $162 ◦ Volume down $1 million WtE service fees 114 116 465 - 475 ◦ WtE profiled waste revenue down 5% (excl. divestitures), with sequential improvement from May Environmental services 31 37 ▪ Environmental services lower due to COVID-19, with Municipal services 60 62 variable cost offset limiting EBITDA impact Other 10 10 Intercompany (28) (28) • Trends and outlook: Total $344 $359 ▪ Increasing availability of contracted MSW and WtE WtE Tons: (1) profiled waste to support tip fee prices Tip fee contracted 2.2 2.3 ▪ Environmental services revenue improving, though lower 10.6 - 10.8 year-over-year Tip fee uncontracted 0.5 0.4 ▪ Exact pace and slope of recovery is uncertain Service fee 2.5 2.7 ▪ Expect higher than typical volume of planned and Total 5.2 5.4 unplanned downtime in 2H20 WtE Tip Fee Revenue/Ton: Contracted $54.37 $54.16 Uncontracted $78.71 $89.06 Average Tip Fee $59.10 $59.66 1) Excludes liquid waste. 11 July 30, 2020 *Assumes no material operational disruptions due to COVID-19

Energy Update (Unaudited) • Q2 2020 revenue drivers vs. Q2 2019: (in millions, except price) Q2 2020 Q2 2019 2020E ▪ Same store WtE energy revenue down $1 million on Energy Revenue: slightly lower production ▪ Other energy revenue increase primarily driven by Energy sales $57 $58 $260 - $270 wholesale load serving contracts won earlier in 2020 Capacity 10 12 40 Other (1) 11 2 45 Total $78 $72 $345 - $355 • Trends and outlook: ▪ Energy prices remain weak on low natural gas, but MWh Sold: with improved forward outlook for 2021 Contracted 0.5 0.5 2.1 ▪ Hedge activity: Hedged (2) 0.9 0.7 3.8 ◦ ~0.2 million MWh exposed in 2H20 Market 0.2 0.4 0.6 - 0.7 ◦ 2.7 million MWh already hedged for 2021 at prices similar to 2020 hedges Total 1.5 1.6 6.5 - 6.6 ◦ Wholesale load serving providing efficient hedge Revenue per MWh: (3) and benefiting from strong summer demand Contracted $69.06 $66.00 $65 ▪ No meaningful power contract transitions at tip fee plants until after 2024 Hedged (2) $23.76 $26.42 $31 Market $17.85 $21.69 $15 - $19 Average $37.25 $37.19 $40 - $41 1) Primary components are wholesale energy load serving revenue not included in Energy sales line, such as transmission and ancillaries, and for 2020, RECs sold bundled with energy. 2) Hedged MWhs and revenue includes hedge from wholesale energy load serving. 3) Excludes capacity and other energy revenue. 12 July 30, 2020 *Assumes no material operational disruptions due to COVID-19

Long-term Outlook: Energy Detail (Unaudited, in millions, except price) 2018A 2019A 2020E 2021E 2022E 2023E 2024E MWh Sold – CVA Share: Contracted 2.1 2.1 2.1 2.1 2.1 2.0 2.0 Hedged (1) 3.1 3.0 3.8 2.7 0.8 0.2 - Market 1.3 1.3 0.7 1.7 3.7 4.3 4.5 Total MWh Sold 6.5 6.4 6.6 6.6 6.6 6.5 6.5 Market Sales (MWh) by Geography: PJM East 0.6 0.6 0.1 0.8 2.0 2.5 2.7 NEPOOL 0.2 0.3 0.1 0.3 1.1 1.2 1.2 NYISO 0.1 0.1 0.1 0.2 0.3 0.3 0.3 Other 0.3 0.3 0.3 0.4 0.3 0.4 0.4 Total Market Sales 1.3 1.3 0.7 1.7 3.7 4.3 4.5 Revenue per MWh: (2) Contracted $66.59 $65.80 $65 Hedged (1) $32.88 $34.29 $31 Market $37.12 $26.31 ~$17 Average Revenue per MWh $44.68 $42.81 ~$40 Capacity Revenue (3) $52 $44 $40 $40 Note: Production estimates for 2020 - 2024 are based on assumed operating performance and contract structures Note: hedged generation as presented above reflects only existing hedges. 1) Hedged MWhs and revenue per MWh includes hedge from wholesale energy load serving. 2) Excludes capacity and other energy revenue. 3) Capacity revenue is approximate, includes bilateral agreements and only represents full year periods in which auctions have already settled. 13 July 30, 2020 *Assumes no material operational disruptions due to COVID-19

Recycled Metals Update (Unaudited) • Q2 2020 revenue drivers vs. Q2 2019: ($ in millions, except price; tons in thousands) Q2 2020 Q2 2019 2020E ▪ Ferrous revenue down $3 million on lower HMS Metals Revenue: ▪ Non-ferrous: ◦ Realized pricing down $1 million on lower prices Ferrous $10 $13 $35 - $45 for aluminum and copper Non-ferrous 9 8 35 - 45 ◦ Same-store volume improved by $2 million on improved yields and sales timing Total $20 $21 $70 - $90 Tons Recovered: • Trends and outlook: Ferrous 116 111 450 - 460 ▪ Key metals indices remain subdued: ◦ HMS index at $206 per ton in July Non-ferrous 12 12 47 - 52 ◦ Old Cast index at $0.37 per pound in July Tons Sold: ▪ TAPS continues to progress through testing and Ferrous 99 95 380 - 390 commissioning phase; production ramping over the balance of the year Non-ferrous 8 7 32 - 37 Revenue per Ton Sold: Ferrous $104 $132 $85 - $115 Non-ferrous $1,123 $1,255 $1,050 - $1,150 Average HMS index price (1) $208 $271 $200 - $225 Average Old Cast Aluminum (2) $0.37 $0.45 ~$0.37 1) 2020 and 2019 average #1 Heavy Melt Steel composite index ($ / gross ton) as published by American Metal Market. 2) 2020 and 2019 average Old Cast Aluminum Scrap ($ / pound) calculated using the high price as published by American Metal Market. 14 July 30, 2020 *Assumes no material operational disruptions due to COVID-19

Maintenance and Operating Expenses (Unaudited) • Q2 2020 drivers vs. Q2 2019: (in millions) Q2 2020 Q2 2019 2020E ▪ 2020 second quarter maintenance lower than prior year Plant Maintenance Expense: due to outage deferrals WtE $79 $81 $305 - $315 ▪ COVID-19 cost impacts: Other 2 2 ◦ $3 million higher costs for plant safety Total $81 $83 ◦ Higher costs for maintenance due to inefficiencies ◦ Reduced variable costs for environmental services Maintenance Capex: ◦ ~$10 million benefit from cost reduction program WtE $27 $31 $140 - $150 ▪ Wholesale load serving costs higher than last year due to additional contracts Other 4 3 15 Total $32 $34 $155 - $165 • Trends and outlook: ▪ 2020 WtE maintenance outlook increased on impact of Total WtE Maintenance Spend $106 $112 $445 - $465 COVID-19 and expected higher costs to complete ▪ 2H20 spend higher than typical due to outage deferrals, Other Plant Operating Expense: with notably greater mix of capex WtE $182 $183 ▪ Other plant operating expense to reflect: Other 77 89 ◦ Higher costs related to COVID-19 response, TAPS start-up and wholesale energy load serving Total $259 $272 ◦ Reductions due to lower discretionary expenses and lower variable costs for environmental services Other Operating Expense $14 $16 15 July 30, 2020 *Assumes no material operational disruptions due to COVID-19

Non-GAAP Reconciliation: Adjusted EBITDA Q2 Full Year LTM (Unaudited, in millions) 2020 2019 2019 2018 June 30, 2020 Net (loss) income $(13) $(21) $10 $152 $(19) Depreciation and amortization expense 56 55 221 218 225 Interest expense 34 36 143 145 139 Income tax (benefit) expense (4) (3) (7) (29) (15) Impairment charges — 1 2 86 20 Accretion expense — — 2 2 — Severance and reorganization costs 1 1 13 5 5 Stock-based compensation expense 6 7 25 24 24 Loss on asset sales 2 1 4 1 3 Capital type expenditures at client owned facilities (1) 5 7 34 37 33 Net loss (gain) on sale of business and investments — 2 (49) (217) (9) Loss on extinguishment of debt — — — 15 — Business development and transaction costs — 1 2 3 1 Property insurance recoveries, net — — — (18) — Adjustments to reflect Adjusted EBITDA from unconsolidated 6 6 25 23 25 investments (2) Other 3 1 3 10 9 Adjusted EBITDA $96 $94 $428 $457 $443 1) Adjustment for impact of adoption of FASB ASC 853 – Service Concession Arrangements. 2) Adjustment beginning in 2018 to equity in income from unconsolidated investments to adjust for the proportional impact of depreciation & amortization, interest expense, and taxes at the unconsolidated subsidiary (Proportional Adjusted EBITDA). 16 July 30, 2020

Non-GAAP Reconciliation: Adjusted EBITDA and Free Cash Flow Q2 Full Year (Unaudited, in millions) 2020 2019 2019 2018 Adjusted EBITDA $96 $94 $428 $457 Cash paid for interest, net of capitalized interest (9) (12) (152) (136) Cash paid for taxes, net — (3) (5) (2) Capital type expenditures at client owned facilities (1) (5) (7) (34) (37) Equity in net income from unconsolidated investments — (3) (6) (6) Adjustments to reflect Adjusted EBITDA from unconsolidated investments (2) (6) (6) (25) (23) Dividends from unconsolidated investments 3 5 9 13 Adjustment for working capital and other 15 (18) 11 (28) Net cash provided by operating activities $94 $50 $226 $238 Changes in restricted funds - operating (3) — 5 20 4 Maintenance capital expenditures (32) (34) 106 (142) Free Cash Flow $62 $21 $140 $100 1) Adjustment for impact of adoption of FASB ASC 853 – Service Concession Arrangements. 2) Adjustment beginning in 2018 to reconcile equity in income from unconsolidated investments to proportional Adjusted EBITDA. 3) Adjustment for the impact of the adoption of ASU 2016-18 effective January 1, 2018. As a result of adoption, the statement of cash flows explains the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, changes in restricted funds are eliminated in arriving at net cash, cash equivalents, and restricted funds provided by operating activities. 17 July 30, 2020

Non-GAAP Financial Measures Free Cash Flow Free Cash Flow is defined as cash flow provided by operating activities, plus changes in restricted funds - operating, less maintenance capital expenditures, which are capital expenditures primarily to maintain our existing facilities. We use the non-GAAP measure of Free Cash Flow as a criteria of liquidity and for performance-based components of employee compensation. We use Free Cash Flow as a measure of liquidity to determine amounts we can reinvest in our core businesses, such as amounts available to make acquisitions, invest in construction of new projects, make principal payments on debt, or amounts we can return to our stockholders through dividends and/or stock repurchases. In order to provide a meaningful basis for comparison, we are providing information with respect to our Free Cash Flow for the three and six months ended June 30, 2020 and 2019 reconciled for each such period to cash flow provided by operating activities, which we believe to be the most directly comparable measure under GAAP. Adjusted EBITDA We use Adjusted EBITDA to provide additional ways of viewing aspects of operations that, when viewed with the GAAP results provide a more complete understanding of our core business. As we define it, Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization, as adjusted for additional items subtracted from or added to net income including the effects of impairment losses, gains or losses on sales, dispositions or retirements of assets, adjustments to reflect the Adjusted EBITDA from our unconsolidated investments, adjustments to exclude significant unusual or non-recurring items that are not directly related to our operating performance plus adjustments to capital type expenses for our service fee facilities in line with our credit agreements. We adjust for these items in our Adjusted EBITDA as our management believes that these items would distort their ability to efficiently view and assess our core operating trends. As larger parts of our business are conducted through unconsolidated investments, we adjust EBITDA for our proportionate share of the entity's depreciation and amortization, interest expense, tax expense and other adjustments to exclude significant unusual or non-recurring items that are not directly related to the entity's operating performance. in order to improve comparability to the Adjusted EBITDA of our wholly owned entities. We do not have control, nor have any legal claim to the portion of our unconsolidated investees' revenues and expenses allocable to our joint venture partners. As we do not control, but do exercise significant influence, we account for these unconsolidated investments in accordance with the equity method of accounting. Net income (losses) from these investments are reflected within our consolidated statements of operations in Equity in net income from unconsolidated investments. In order to provide a meaningful basis for comparison, we are providing information with respect to our Adjusted EBITDA for the three and six months ended June 30, 2020 and 2019, reconciled for each such period to net income and cash flow provided by operating activities, which are believed to be the most directly comparable measures under GAAP. Our projections of the proportional contribution of our interests in the Joint Venture to our Adjusted EBITDA and Free Cash Flow are not based on GAAP net income/loss or Cash flow provided by operating activities, respectively, and are anticipated to be adjusted to exclude the effects of events or circumstances in 2020 that are not representative or indicative of our results of operations and that are not currently determinable. Due to the uncertainty of the likelihood, amount and timing of any such adjusting items, we do not have information available to provide a quantitative reconciliation of projected net income/loss to an Adjusted EBITDA projection. 18 July 30, 2020